EXHIBIT 99.1

GSAA 2005-02 Term Sheet - Price/Yield - 1A1

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $90,044,000.00       Delay                 0
Coupon                  2.71                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.7253               2.7253               2.7253               2.7253               2.7253
     Disc Margin                   27                   27                   27                   27                   27

             WAL                19.14                 3.14                 2.24                 1.59                 1.13
        Mod Durn                14.49                 2.92                 2.12                 1.53                 1.10
Principal Window        Oct06 - Jul33        Feb05 - Jun14        Feb05 - Dec11        Feb05 - May10        Feb05 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A1

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $191,715,000.00      Delay                 0
Coupon                  2.57                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.5838               2.5838               2.5838               2.5838               2.5838
     Disc Margin                   13                   13                   13                   13                   13

             WAL                15.05                 1.37                 1.00                 0.77                 0.62
        Mod Durn                12.21                 1.34                 0.98                 0.76                 0.61
Principal Window        Oct06 - Aug27        Feb05 - Mar08        Feb05 - Apr07        Feb05 - Oct06        Feb05 - May06

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 1A2

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $10,005,000.00       Delay                 0
Coupon                  2.74                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.7556               2.7557               2.7557               2.7557               2.7557
     Disc Margin                   30                   30                   30                   30                   30

             WAL                19.14                 3.14                 2.24                 1.59                 1.13
        Mod Durn                14.44                 2.91                 2.12                 1.53                 1.10
Principal Window        Oct06 - Jul33        Feb05 - Jun14        Feb05 - Dec11        Feb05 - May10        Feb05 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A2

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $58,104,000.00       Delay                 0
Coupon                  2.67                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.6849               2.6849               2.6849               2.6849               2.6849
     Disc Margin                   23                   23                   23                   23                   23

             WAL                24.79                 4.51                 3.00                 2.12                 1.69
        Mod Durn                18.09                 4.24                 2.88                 2.06                 1.65
Principal Window        Aug27 - Nov31        Mar08 - May11        Apr07 - Aug09        Oct06 - Aug07        May06 - Feb07

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A3

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $48,912,000.00       Delay                 0
Coupon                  2.79                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.8062               2.8062               2.8062               2.8062               2.8062
     Disc Margin                   35                   35                   35                   35                   35

             WAL                28.06                 8.46                 6.19                 4.17                 2.48
        Mod Durn                19.40                 7.52                 5.68                 3.92                 2.40
Principal Window        Nov31 - Jul33        May11 - Jun14        Aug09 - Dec11        Aug07 - May10        Feb07 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M1

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $17,425,000.00       Delay                 0
Coupon                  2.87                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.8872               2.8872               2.8872               2.8872               2.8872
     Disc Margin                   43                   43                   43                   43                   43

             WAL                26.14                 6.16                 4.85                 4.72                 4.24
        Mod Durn                18.30                 5.58                 4.51                 4.41                 3.99
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Aug08 - Dec11        Apr09 - May10        Apr09 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M2

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $15,433,000.00       Delay                 0
Coupon                  2.89                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.9074               2.9074               2.9074               2.9074               2.9074
     Disc Margin                   45                   45                   45                   45                   45

             WAL                26.14                 6.16                 4.78                 4.38                 4.24
        Mod Durn                18.26                 5.58                 4.44                 4.11                 3.99
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Jun08 - Dec11        Nov08 - May10        Apr09 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M3

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $8,712,000.00        Delay                 0
Coupon                  2.94                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.9580               2.9580               2.9580               2.9580               2.9580
     Disc Margin                   50                   50                   50                   50                   50

             WAL                26.14                 6.16                 4.74                 4.21                 4.20
        Mod Durn                18.15                 5.57                 4.40                 3.96                 3.95
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Jun08 - Dec11        Sep08 - May10        Feb09 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M4

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $8,712,000.00        Delay                 0
Coupon                  3.14                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.1606               3.1606               3.1606               3.1606               3.1606
     Disc Margin                   70                   70                   70                   70                   70

             WAL                26.14                 6.16                 4.71                 4.12                 4.00
        Mod Durn                17.72                 5.53                 4.34                 3.85                 3.75
Principal Window        Mar27 - Jul33        Feb08 - Jun14        May08 - Dec11        Aug08 - May10        Nov08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M5

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $8,712,000.00        Delay                 0
Coupon                  3.19                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.2112               3.2112               3.2112               3.2112               3.2112
     Disc Margin                   75                   75                   75                   75                   75

             WAL                26.14                 6.16                 4.69                 4.05                 3.82
        Mod Durn                17.61                 5.52                 4.32                 3.78                 3.59
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Apr08 - Dec11        Jun08 - May10        Aug08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M6

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $7,468,000.00        Delay                 0
Coupon                  3.29                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.3126               3.3126               3.3126               3.3126               3.3126
     Disc Margin                   85                   85                   85                   85                   85

             WAL                26.14                 6.16                 4.68                 3.99                 3.69
        Mod Durn                17.41                 5.49                 4.30                 3.72                 3.47
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Mar08 - Dec11        May08 - May10        Jun08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B1

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $6,223,000.00        Delay                 0
Coupon                  3.79                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.8200               3.8200               3.8200               3.8200               3.8200
     Disc Margin                  135                  135                  135                  135                  135

             WAL                26.14                 6.16                 4.66                 3.95                 3.60
        Mod Durn                16.42                 5.39                 4.22                 3.64                 3.35
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Mar08 - Dec11        Apr08 - May10        May08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B2

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $6,223,000.00        Delay                 0
Coupon                  3.89                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.9216               3.9216               3.9216               3.9216               3.9216
     Disc Margin                  145                  145                  145                  145                  145

             WAL                26.14                 6.16                 4.66                 3.92                 3.53
        Mod Durn                16.23                 5.37                 4.20                 3.60                 3.28
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Mar08 - Dec11        Apr08 - May10        Apr08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B3

Assumption: Price to Par, Flat Libor, Run to Call

Balance                 $4,979,000.00        Delay                 0
Coupon                  4.79                 Dated                 1/28/2005
Settle                  1/28/2005            First Payment         2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               4.8379               4.8379               4.8379               4.8379               4.8379
     Disc Margin                  235                  235                  235                  235                  235

             WAL                26.14                 6.16                 4.64                 3.88                 3.48
        Mod Durn                14.68                 5.19                 4.08                 3.49                 3.17
Principal Window        Mar27 - Jul33        Feb08 - Jun14        Feb08 - Dec11        Mar08 - May10        Mar08 - Apr09

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.